THE HALLWOOD GROUP INCORPORATED AND SUBSIDIARIES

Exhibit 32.1

Certification of Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2010 (the “Report”) by The Hallwood Group Incorporated (“Registrant”), each of the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Date: April 15, 2011	/s/ Anthony J. Gumbiner Anthony J. Gumbiner Chief Executive Officer

Date: April 15, 2011	/s/ Richard Kelley Richard Kelley Chief Financial Officer